J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Value Discovery Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated October 4, 2011

to the Prospectuses, dated November 1, 2010 and the Statement of Additional Information, dated November 1, 2010, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN VALUE DISCOVERY FUND. On October 3, 2011, the Board of Trustees of the JPMorgan Value Discovery Fund (the “Fund”) approved the liquidation and dissolution of the Fund on or about October 6, 2011 (the “Liquidation Date”). On the Liquidation Date, the Fund shall distribute pro rata to its shareholder of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. As of the Liquidation Date, all references to the Fund in the Prospectuses and Statement of Additional Information are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-VD-LIQ-1011